UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2007

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 4198 Newport Beach, California	92661
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 18, 2007, Trestle Holdings, Inc. ("the Company") entered into an agreement with Venor, Inc. to provide consulting services for six months.  The agreement was dated to be effective as of May 25, 2007.  Eric Stoppenhagen, a principle of Venor, Inc., will continue to serve as Interim President and Secretary.  Venor, Inc. will be paid $3,000 per month.  A copy of the consulting agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

10.1	Consulting Agreement between Trestle Holdings, Inc. and Venor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

June 19, 2007                                                                  /s/ ERIC STOPPENHAGEN
Eric Stoppenhagen
Interim President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consulting Agreement between Trestle Holdings, Inc. and Venor, Inc.